UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 26, 2006

                             ----------------------

                             Sypris Solutions, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                   0-24020               61-1321992
  (State or Other Jurisdiction       (Commission          (I.R.S. Employer
        of Incorporation)           File Number)         Identification No.)

   101 Bullitt Lane, Suite 450
      Louisville, Kentucky                                    40222
      (Address of Principal                                (Zip Code)
       Executive Offices)

       Registrant's telephone number, including area code: (502) 329-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))
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                        Section 2 - Financial Information

Item 2.02       Results of Operations and Financial Condition.

                On October 26, 2006, Sypris Solutions, Inc. (the "Company") announced its financial results for the third quarter ended September 30, 2006. The full text of the press release is set forth in Exhibit 99 hereto.

                The information in this Form 8-K and the attached Exhibit is being furnished pursuant to Item 2.02 "Results of Operations and Financial Condition" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                            Section 7 - Regulation FD

Item 7.01       Regulation FD Disclosure.

                On October 26, 2006, Sypris Solutions, Inc. (the "Company") announced its financial results for the third quarter ended September 30, 2006. The full text of the press release is set forth in Exhibit 99 hereto.

                The information in this Form 8-K and the attached Exhibit is being furnished pursuant to Item 7.01 "Regulation FD Disclosure" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                  Section 9 - Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits.

                (d) Exhibits.

                Exhibit Number Description of Exhibit 99 Press release issued October 26, 2006.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 26, 2006      Sypris Solutions, Inc.

                             By: /s/ T. Scott Hatton
                             ---------------------------------
                             T. Scott Hatton
                             Vice President and
                             Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit
Number          Description
------------    -----------
     99         Registrant's press release dated October 26, 2006.